Sub-Item 77Q(1):  Exhibits

Copies of any new or amended investment advisory contracts

On April 24, 2009, the Trust and Driehaus Capital
Management LLC entered into a Letter Agreement with respect to Driehaus Mid Cap Growth Fund and Driehaus Large Cap
Growth Fund, amending the terms of the Investment Advisory
Agreement dated September 25, 1996, as amended. A copy of the Letter Agreement is incorporated herein by reference to Exhibit (d)(viii) of Post-Effective Amendment No. 42 to
Registrant's Registration Statement on Form N-1A filed with the SEC on April 29, 2009.

On April 27, 2009, the Trust and Driehaus Capital
Management LLC entered into an Expense Limitation Agreement with respect to Driehaus Mid Cap Growth Fund. A copy of the Expense Limitation Agreement is incorporated herein by reference to Exhibit (h)(xvii) of Post-Effective Amendment
No. 42 to Registrant's Registration Statement on Form N-1A filed with the SEC on April 29, 2009.

On April 27, 2009, the Trust and Driehaus Capital
Management LLC entered into an Expense Limitation Agreement with respect to Driehaus Large Cap Growth Fund. A copy of the Expense Limitation Agreement is incorporated herein by reference to Exhibit (h)(xviii) of Post-Effective Amendment
No. 42 to Registrant's Registration Statement on Form N-1A filed with the SEC on April 29, 2009.


Copies of any merger or consolidation agreement

On February 24, 2009, Driehaus Institutional Mid Cap, L.P., a Delaware limited partnership, Driehaus Mid Cap Investors,
L.P., a Delaware limited partnership, the Trust, on behalf of Driehaus Mid Cap Growth Fund, Driehaus Capital
Management (USVI) LLC, a Delaware limited liability company, and Driehaus Capital Management LLC, a Delaware limited liability company, entered into an Agreement and Plan of Exchange. A copy of the Agreement and Plan of Exchange for Driehaus Mid Cap Growth Fund is incorporated herein by reference to Exhibit (h)(xx) of Post-Effective
Amendment No. 40 to the Registrant's Registration Statement on Form N-1A filed with the SEC on April 14, 2009.

On February 24, 2009, Driehaus Large Cap Growth Fund, L.P., a Delaware limited partnership, the Trust, on behalf of Driehaus Large Cap Growth Fund, Driehaus Capital Management
(USVI) LLC, a Delaware limited liability company, and Driehaus Capital Management LLC, a Delaware limited liability company, entered into an Agreement and Plan of Exchange. A copy of the Agreement and Plan of Exchange for Driehaus Large Cap Growth Fund is incorporated herein by reference to Exhibit (h)(xxi) of Post-Effective Amendment
No. 40 to the Registrant's Registration Statement on Form
N-1A filed with the SEC on April 14, 2009.